UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 2026 Annual Meeting July 1, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Important Information For holders as of April 2, 2026 Vote Common Shares by: June 30, 2026 Control Number: 0123456789012345

Proxy *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 Proxy Statement | Annual Report | View documents: © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement